UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

April 16, 2012

TIBCO Software Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26579	77-0449727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3303 Hillview Avenue

Palo Alto, California 94304-1213

(Address of principal executive offices, including zip code)

(650) 846-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Convertible Senior Notes due 2032

On April 17, 2012, TIBCO Software, Inc., a Delaware corporation (“TIBCO”), entered into a purchase agreement (the “Purchase Agreement”) with Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC, as representatives (the “Representatives”) of the several initial purchasers named therein (collectively, the “Initial Purchasers”), to issue and sell $525 million aggregate principal amount of 2.25% Convertible Senior Notes due 2032 (the “Notes”) in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. In addition, TIBCO granted the Initial Purchasers an option to purchase up to an additional $75 million aggregate principal amount of the Notes. TIBCO estimates that the net proceeds from the offering, excluding the exercise of the Initial Purchasers’ option to purchase the additional Notes, will be approximately $511.2 million, after deducting the Initial Purchasers’ discounts and estimated offering expenses. A copy of the Purchase Agreement is attached as Exhibit 1.1 to this current report and is incorporated by reference herein.

Waiver to Amended and Restated Credit Agreement

On April 16, 2012, TIBCO entered into a limited waiver (the “Waiver”) to its amended and restated credit agreement (the “Credit Agreement”), dated as of December 19, 2011, with certain subsidiaries of TIBCO party thereto, Bank of America, N.A. as administrative agent (the “Administrative Agent”) and the lenders party thereto (the “Lenders”). Under the terms of the Waiver, the Lenders have agreed to waive compliance with certain covenants in order to permit TIBCO’s incurrence of debt represented by the Notes and the repurchase of shares of its common stock in an amount up to $150 million with the proceeds of the Notes. The Waiver is filed as exhibit 10.1 to this current report and is incorporated by reference herein.

Item 8.01.	Other Events.

On April 16, 2012, TIBCO issued a press release announcing the proposed private placement of the Notes. A copy of this press release is furnished herewith as Exhibit 99.1.

On April 17, 2012, TIBCO issued a press release with respect to the pricing of its offer and sale of the Notes. A copy of this press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

1.1	Purchase Agreement, dated as of April 17, 2012, by and between TIBCO Software, Inc. and Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC, as representatives of the initial purchasers.

10.1	Waiver, dated as of April 16, 2012, by and between TIBCO Software, Inc. and Bank of America, N.A., as administrative agent, and the lenders party thereto.

99.1	Press Release of TIBCO Software, Inc., dated April 16, 2012, announcing offering of convertible senior notes.

99.2	Press Release of TIBCO Software, Inc., dated April 17, 2012, announcing pricing of convertible senior notes offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIBCO SOFTWARE INC.

Date: April 18, 2012	By:	/S/ WILLIAM R. HUGHES
	Name:	William R. Hughes
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED APRIL 18, 2012

Exhibit No.	Description

1.1	Purchase Agreement, dated as of April 17, 2012, by and between TIBCO Software, Inc. and Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC, as representatives of the initial purchasers.

10.1	Waiver, dated as of April 16, 2012, by and between TIBCO Software, Inc. and Bank of America, N.A., as administrative agent, and the lenders party thereto.

99.1	Press Release of TIBCO Software, Inc., dated April 16, 2012, announcing offering of convertible senior notes.

99.2	Press Release of TIBCO Software, Inc., dated April 17, 2012, announcing pricing of convertible senior notes offering.